Summary Prospectus    July 31, 2023

William Blair Small-Mid Cap Value Fund

Class I ISMVX	Class R6 RSMVX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at williamblairfunds.com/prospectus. You can also get this information at no cost by calling 1-800-742-7272 or by sending an e-mail request to fundinfo@williamblair.com. The Fund’s prospectus and statement of additional information, each dated July 31, 2023, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE:    The William Blair Small-Mid Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class I	Class R6
Management Fee	0.80%	0.80%
Distribution (Rule 12b-1) Fee	None	None
Other Expenses*	0.36%	0.28%

Total Annual Fund Operating Expenses	1.16%	1.08%
Fee Waiver and/or Expense Reimbursement**	0.31%	0.28%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	0.80%

*	Other Expenses are based on estimated amounts for the current fiscal period.
**

William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 0.85% and 0.80% of average daily net assets for Class I and Class R6 shares, respectively, until April 30, 2025. The Adviser may not terminate this contractual agreement prior to April 30, 2025 without the approval of the Fund’s Board of Trustees. The Adviser is entitled to recoupment of previously waived fees and reimbursed expenses for a period of three years subsequent to the Fund’s commencement of operations to the extent that such recoupment does not cause the annual Fund operating expenses (after the recoupment is taken into account) to exceed both (1) the expense limit in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first two years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I	$87	$305
Class R6	82	286

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not commenced operations as of the date of this Prospectus.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalized (“small cap”) and medium capitalized (“mid cap”) companies. For purposes of the Fund, the Adviser considers a company to be a small cap or mid cap company if it has a market capitalization no larger than the largest capitalized company included in the Russell Midcap® Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business characteristics and value prospects similar to small to mid cap companies, but that may have market capitalizations above the market capitalization of the largest member of the Russell Midcap® Index. The Fund may invest in equity securities listed on a national securities exchange or traded in the over-the-counter markets. The Fund invests primarily in common stocks, but it may also invest in other types of equity securities, including real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”).

The Russell Midcap® Index measures the performance of the 800 companies with the lowest market capitalizations in the Russell 1000® Index. The size of companies in the Russell Midcap® Index may change with market conditions. In addition, changes to the composition of the Russell Midcap® Index can change the market capitalization range of companies included in the index. As of May 31, 2023, the Russell Midcap® Index included securities issued by companies that ranged in size between $364.8 million and $69.2 billion. The Russell 2500TM Value Index, the Fund’s benchmark, measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values.

In selecting investments for the Fund, the Adviser typically looks to invest in companies with leading market share positions, shareholder-oriented managements, and strong balance sheet and cash flow ratios. Usually, the shares of the companies the Adviser buys are selling at a price to earnings ratio below the average price to earnings ratio of the stocks that comprise the Russell 2500TM Value Index. In addition, the companies selected by the Adviser usually have higher returns on equity and capital than the average company in the Russell 2500TM Value Index. The Adviser screens the Fund’s universe of potential investments to identify potentially undervalued securities based on factors such as financial strength, earnings valuation and earnings quality. The Adviser further narrows the list of potential investments through traditional fundamental security analysis, which may include interviews with company management and a review of the assessments and opinions of outside analysts and consultants. Securities are sold when the Adviser believes the shares have become relatively overvalued or it finds more attractive alternatives. The Adviser generally will not sell a security merely due to market appreciation outside the Fund’s target capitalization range if it believes the company has valuation upside potential.

PRINCIPAL RISKS:    The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General.    Because the Fund invests substantially all of its assets in equity securities of small cap and mid cap U.S. companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk.    The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Small and Mid Cap Company Risk.    Stocks of small and mid cap companies involve greater risk than those of larger, more established companies. This is because small and mid cap companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Small and mid cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of small and mid cap companies may be more volatile and less liquid than securities of large capitalized companies.

REIT Risk.    REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Foreign Securities Risk.    The Fund’s investments in ADRs are subject to foreign securities risk. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and traded on U.S. exchanges. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

New Fund Risk.    As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it could ultimately liquidate.

Share Ownership Concentration Risk.    To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Style Risk.    Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Focus Risk.    To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance.

Operational and Technology Risk.    Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

The Fund is not intended to be a complete investment program and is designed for long-term investors.

FUND PERFORMANCE HISTORY:    Information on the Fund’s annual total returns and average annual total returns will be provided after the Fund has completed a full calendar year of operations. Updated performance information will be available on the Fund’s website at www.williamblairfunds.com or by calling 1-800-635-2886.

MANAGEMENT:

Investment Adviser.    William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers.    William Heaphy and Matthew Fleming, Associates of the Adviser, co-manage the Fund. Messrs. Heaphy and Fleming have co-managed the Fund since its inception in 2023.

PURCHASE AND SALE OF FUND SHARES:

Class I Share Purchase.    The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase.    The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged investment plan. If you are investing through a tax-advantaged investment plan, withdrawals from the tax-advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.